UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

Shire plc
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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
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(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 23, 2010, Shire PLC (“Shire”) and certain of its subsidiaries entered into a US $1,200,000,000 facilities agreement (the “2010 Facilities Agreement”) with a number of financial institutions, for which Abbey National Treasury Services Plc (trading as Santander Global Banking and Markets), Banc of America Securities Limited, Barclays Capital, Citigroup Global Markets Limited, Lloyds TSB Bank plc and The Royal Bank of Scotland plc acted as mandated lead arrangers and bookrunners and Credit Suisse AG, London Branch, Deutsche Bank AG, London Branch, Goldman Sachs International, Morgan Stanley Bank, N.A. and Sumitomo Mitsui Banking Corporation, Brussels Branch acted as arrangers. The 2010 Facilities Agreement comprises a US $1,200,000,000 revolving loan facility. Shire is an original borrower under the 2010 Facilities Agreement and has agreed to act as guarantor for its subsidiaries, which are also original borrowers and for any other of its subsidiaries that become additional borrowers thereunder.

The revolving facility, which terminates on November 23, 2015, may be applied towards financing the general corporate purposes of Shire and its subsidiaries (the “Group”). The revolving facility incorporates a US $250,000,000 US dollar and euro swingline facility operating as a sub-limit thereof.

The revolving facility became immediately available for general corporate purposes as outlined above, subject to satisfaction of certain customary conditions precedent including the cancellation of Shire’s existing multicurrency term and revolving facilities agreement dated February 20, 2007 (as amended and restated on July 19, 2007 and as further amended and restated on May 23, 2008) (the “2007 Facilities Agreement”) with a number of financial institutions, for which ABN AMRO Bank N.V., Barclays Capital, Citigroup Global Markets Limited and The Royal Bank of Scotland plc acted as lead arrangers (the facilities under which at such time were undrawn).  These requirements have been satisfied.

Interest on any loans made under the facilities will be payable on the last day of each interest period, which may be one week or one, two, three or six months at the election of Shire, or as otherwise agreed with the lenders. The interest rate for the revolving facility will be: LIBOR (or, in relation to any revolving loan in euro, EURIBOR); plus 0.90% per year until delivery of the first compliance certificate required to be delivered after the date of the 2010 Facilities Agreement, subject to change thereafter depending upon (i) the prevailing ratio of Net Debt to EBITDA (each as defined in the 2010 Facilities Agreement) in respect of the most recently completed financial year or financial half year and (ii) the occurrence and continuation of an event of default in respect of the financial covenants or the failure to provide a compliance certificate; plus any customary mandatory cost that is applicable.

Shire shall also pay (i) a commitment fee equal to 35% per year of the applicable margin on available commitments under the revolving facility for the availability period applicable thereto and (ii) a utilization fee equal to (a) where outstanding loans aggregate more than US $500,000,000 but equal to or less than US $850,000,000 (the amount by which such amount exceeds US $500,000,000, the “first exceeding amount”), 0.20% per year on the first exceeding amount and (b) if and to the extent the aggregate of outstanding loans is an amount exceeding US $850,000,000 (such exceeding amount, the “second exceeding amount”), 0.40% per year on the second exceeding amount.

The 2010 Facilities Agreement includes customary representations and warranties, covenants and events of default, including requirements that the Group’s (i) ratio of Net

Debt to EBITDA in respect of the most recently-ended 12-month Relevant Period (each as defined in the 2010 Facilities Agreement) must not, at any time, exceed 3.5:1 (except that following an acquisition fulfilling certain criteria Shire may on a once-only basis elect to increase this ratio  to 4.0:1 for the Relevant Period in which the acquisition was completed and for that immediately following) and (ii)  ratio of EBITDA to Net Interest for the most recently-ended 12-month Relevant Period (each as defined in the 2010 Facilities Agreement) must not be less than 4.0:1.

The 2010 Facilities Agreement restricts (subject to certain exceptions) Shire’s ability to incur additional financial indebtedness, grant security over its assets or provide loans/grant credit. Further, any lender may require mandatory prepayment of its participation if there is a change of control of the Group, subject to certain exceptions for schemes of arrangement and analogous schemes.

Events of default under the facilities include: (i) non-payment of any amounts due under the Finance Documents (as defined in the 2010 Facilities Agreement), (ii) failure to satisfy any financial covenants, (iii) material misrepresentation in any of the Finance Documents, (iv) failure to pay, or certain other defaults, under other financial indebtedness, (v) certain insolvency events or proceedings, (vi) material adverse changes in the business, operations, assets or financial condition of the Group as a whole, (vii) certain ERISA breaches which would have a material adverse effect, (viii) if it becomes illegal for Shire (or any successor parent company) or any of their respective subsidiaries that are parties to the 2010 Facilities Agreement to perform their obligations thereunder or (ix) if Shire (or any successor parent company) or any subsidiary thereof which is a party to the 2010 Facilities Agreement repudiates such agreement or other Finance Document.

The 2010 Facilities Agreement is governed by English law.

Item 1.02.  Termination of a Material Definitive Agreement

In connection with Shire’s entry into (and as a condition to utilization of) the 2010 Facilities Agreement, the facilities under the 2007 Facilities Agreement (which were at such time undrawn) have been irrevocably cancelled.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

Dated: November 26, 2010